UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2026

Commission File Number: 000-33265

ADIA NUTRITION, INC.
(Exact name of registrant as specified in its charter)

nevada	35-2829671
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

4421 Gabriella Ln. Suite 205, Winter Park, FL, 32789

(Address of principal executive offices)(Zip Code)

(321) 231-2843

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act: Common A Stock, par value $0.001 per share

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On June 2, 2026, we filed with the Secretary of State of the State of Nevada a Certificate of Amendment to amend our corporate name from Adia Nutrition, Inc. to Adia Med, Inc. A copy of the Certificate of Amendment of is attached as Exhibit 3.1 hereto and incorporated by reference.

In connection with our name change, our board of directors also filed a Certificate of Amendment for the Company’s Amended and Restated Articles of Incorporation to change our corporate name within our Articles of Incorporation to reflect the corporate name Adia Med, Inc., also effective on June 2, 2026. No other changes were made to our articles of incorporation or by-laws. A copy of the Amended and Restated Articles of Incorporation reflecting this amendment is attached as Exhibit 3.2 hereto and incorporated by reference.

Subsequent to the aforementioned amendments, the Company submitted all required documentation to FINRA and its transfer agent, and received final approval from FINRA regarding the name change on July 10, 2026. Due to the coincidental timing of the name change and the end of completion of the review of our quarterly financials, the Company elected to file this Form 8-K after the successful filing of its quarterly report for the three and six months ended June 30, 2026, in order to avoid any potential impacts to the timely filing of its Form 10-Q due to changes necessitated in the Edgar system. All future reports will be filed under our new name “Adia Med, Inc.”

Our common stock will continue to trade on the OTC Markets Venture Markets under the ticker symbol “ADIA”. Outstanding stock certificates for shares of the Company are not affected by the name change; they continue to be valid and need not be exchanged.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment
3.2	Amended and Restated Articles of Incorporation
104	Cover Page Interactive Data File (formatted in iXBRL, and included in exhibit 101)

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SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ADIA Nutrition, Inc.

Date: August 17, 2026	By: /s/ Larry Powalisz Name: Larry Powalisz Title: Chief Executive Officer

ADIA Nutrition, Inc.

Date: August 17, 2026	By: /s/ Rebecca Miller Name: Rebecca Miller Title: Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Name	Position	Date

/s/ Larry Powalisz	Chief Executive Officer and Director	August 17, 2026
Larry Powlalisz

/s/ Rebecca Miller	Chief Financial Officer	August 17, 2026
Rebecca Miller

/s/ Evan Thomas	Director	August 17, 2026
Evan Thomas

/s/ Kalpesh Barot	Director	August 17, 2026
Kalpesh Barot

/s/ Monica Sher	Director	August 17, 2026
Monica Sher

/s/ Richard Edwards	Director	August 17, 2026
Richard Edwards

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